UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 11, 2016 (April 6, 2016)

Springleaf Finance Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,

Evansville, Indiana 47708

(Address of principal executive offices)(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 6, 2016, Springleaf Finance Corporation (“SFC,” “we,” “us” or “our”), as issuer, entered into an underwriting agreement (the “Underwriting Agreement”) with OneMain Holdings, Inc. (“OMH”), as guarantor, and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $1 billion aggregate principal amount of our 8.250% Senior Notes due 2020 (the “Notes”) in a public offering made pursuant to a Prospectus Supplement, dated April 6, 2016, to the Prospectus, dated November 20, 2014, filed as part of a Registration Statement on Form S-3 (Registration No. 333-200408) filed with the Securities and Exchange Commission (the “SEC”). As further described below, the offering closed on April 11, 2016.

The Underwriting Agreement includes customary representations, warranties and covenants by each of SFC and OMH. It also provides for customary indemnification by each of SFC, OMH and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Supplemental Indenture

On April 11, 2016, SFC issued the Notes under an Indenture, dated as of December 3, 2014 (the “Base Indenture”), among SFC, as issuer, OMH, as guarantor, and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of April 11, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among SFC, OMH and the Trustee. The Notes are guaranteed on an unsecured basis by OMH.

SFC used a portion of the net proceeds from the offering to repurchase approximately $600 million aggregate principal amount of its outstanding notes, consisting primarily of its 2017 notes, at a premium to principal amount from certain beneficial owners, and certain of those beneficial owners purchased Notes in the offering (collectively, the “Repurchase Transaction”). The final accounting treatment of the Repurchase Transaction is still being evaluated. SFC intends to use the remaining net proceeds for general corporate purposes, which may include further debt repurchases and repayments.

The Notes will mature on December 15, 2020 and bear interest at a rate of 8.250% per annum, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2016. The Notes are our senior unsecured obligations and rank equally in right of payment to all of our other existing and future unsubordinated indebtedness from time to time outstanding. The Notes are guaranteed by our indirect parent company, OMH, but the Notes will not be guaranteed by any of our subsidiaries or any other party. The Notes are effectively subordinated to all of our secured obligations to the extent of the value of the assets securing such obligations and structurally subordinated to any existing and future obligations of our subsidiaries with respect to claims against the assets of such subsidiaries.

The Notes may be redeemed at any time and from time to time, at the option of SFC, in whole or in part at a “make-whole” redemption price specified in the Indenture. The Notes will not have the benefit of any sinking fund.

The Indenture contains covenants that, among other things, limit SFC’s ability to create liens on assets and restrict SFC’s ability to consolidate, merge or sell its assets. The Indenture also provides for events of default which, if any of them occur, would permit or require the principal of and accrued interest on the Notes to become, or to be declared, due and payable.

For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to SFC’s Current Report on Form 8-K, filed with the Commission on December 3, 2014 and incorporated herein by reference. For a complete description of the terms and conditions of the Second Supplemental Indenture and the Notes, please refer to the Second Supplemental Indenture and the form of Note, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively.

Item 2.03.               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under the heading “Supplemental Indenture” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*1.1

Underwriting Agreement, dated April 6, 2016, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

*4.1	Second Supplemental Indenture relating to the Notes, dated as of April 11, 2016, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee.
*4.2	Form of Note due 2020 (included as part of Exhibit 4.1).
*5.1	Opinion of Jack R. Erkilla, Esq.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jack R. Erkilla, Esq. (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

*         Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGLEAF FINANCE CORPORATION

By:	/s/ Micah R. Conrad
Name: Micah R. Conrad
Title: Senior Vice President and Chief Financial Officer

Date: April 11, 2016

EXHIBIT INDEX

Exhibit Number	Description
*1.1

Underwriting Agreement, dated April 6, 2016, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

*4.1	Second Supplemental Indenture relating to the Notes, dated as of April 11, 2016, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee.
*4.2	Form of Note due 2020 (included as part of Exhibit 4.1).
*5.1	Opinion of Jack R. Erkilla, Esq.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jack R. Erkilla, Esq. (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

*         Filed herewith.